UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2006

BRIDGE STREET FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50105 (Commission File Number)	13-4217332 (IRS Employer Identification No.)

300 State Route 104
Oswego, New York 13126
(Address of principal executive offices) (Zip Code)

(315) 343-4100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 21, 2006, Bridge Street Financial, Inc. (the “Company”) issued a press release declaring a special dividend of nine cents per share. The dividend will be paid on or about September 21, 2006 to shareholders of record as of August 31, 2006.

A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated August 21, 2006, announcing a special cash dividend of nine cents per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE STREET FINANCIAL, INC.

By:	/s/ Eugene R. Sunderhaft
Name:	Eugene R. Sunderhaft
Title:	Senior Vice President and Chief Financial Officer

Date: August 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 21, 2006, announcing a special cash dividend of nine cents per share.